Prospectus Supplement	April 1, 2017

Putnam Mortgage Opportunities Fund
Prospectus dated September 30, 2016

The sub-section Annual fund operating expenses under the heading Fund Summary – Fees and expenses is replaced with the following:

Annual fund operating expenses
(expenses you pay each year as a percentage of the value of your investment)

		Distribution			Expense	Total annual fund
Share	Management	and service	Other	Total annual fund	reimburse-	operating expenses after
class	fees	(12b-1) fees	expenses	operating expenses	ment#	expense reimbursement

Class I	0.55%	N/A	1.57%	2.12%	(1.64)%	0.48%

# Reflects Putnam Investment Management, LLC’s (“Putnam Management”) contractual obligation to limit certain fund expenses through September 30, 2018. This obligation may be modified or discontinued only with approval of the Board of Trustees.

The sub-section Example under the heading Fund Summary – Fees and expenses is replaced with the following:

Example

The following hypothetical example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. It assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year and that the fund’s operating expenses remain the same. Only the first year of each period in the example takes into account the expense reimbursement described above. Your actual costs may be higher or lower.

Share class	1 year	3 years	5 years	10 years

Class I	$49	$505	$988	$2,321

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